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                                                                      Exhibit 24

                            POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC - WEST VIRGINIA, INC., a West Virginia corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1996, an Annual Report on Form 10K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

          WHEREAS, each of the undersigned is an officer or director, or both, of the Company as stated below;

          NOW THEREFORE, each of the undersigned hereby constitutes and appoints Dennis M. Bone and Ritchie A. Ireland, II and each of them, as attorneys for the purpose of executing and filing such Annual Report, and thereafter to execute and file any amended Annual Report or supplements to such reports, hereby granting to said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and conforming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on the 17th day of March, 1996.

                                    /s/ DAVID B. FROST
                                    ______________________________
                                    David B. Frost
                                    Director, Vice President

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                               POWER OF ATTORNEY


          WHEREAS, BELL ATLANTIC - WEST VIRGINIA, INC., a West Virginia corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1996, an Annual Report on Form 10K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

          WHEREAS, each of the undersigned is an officer or director, or both, of the Company as stated below;

          NOW THEREFORE, each of the undersigned hereby constitutes and appoints Ritchie A. Ireland, II as attorney for the purpose of executing and filing such Annual Report, and thereafter to execute and file any amended Annual Report or supplements to such reports, hereby granting to said attorney full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and conforming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on the 20th day of March, 1996.


                                    /s/  DENNIS M. BONE
                                    ____________________________
                                    Dennis M. Bone
                                    Director, President